Exhibit 4.1

FOURTH SUPPLEMENTAL INDENTURE

FOURTH SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”), dated as of January 31, 2022, among GANNETT CO., INC., a Delaware corporation (the “Company”), the Subsidiary Guarantors party hereto and U.S. BANK NATIONAL ASSOCIATION, a national banking association, as trustee under the indenture referred to below (the “Trustee”).

W I T N E S S E T H :

WHEREAS, the Company, the Subsidiary Guarantors and the Trustee have heretofore executed an indenture, dated as of November 17, 2020 (as amended, supplemented or otherwise modified, the “Indenture”), providing for the issuance of the Company’s 6.000% Convertible Senior Secured Notes due 2027 (the “Notes”), initially in the aggregate principal amount of $497,094,000;

WHEREAS, the Company has requested that certain provisions of the Indenture be amended as set forth herein;

WHEREAS, pursuant to Section 10.02 of the Indenture, the Trustee, the Company and the Subsidiary Guarantors are authorized to execute and deliver this Supplemental Indenture with the consent of the holders of at least a majority of the aggregate principal amount of the Notes outstanding;

WHEREAS, the holders of at least a majority of the aggregate principal amount of the Notes outstanding (determined in accordance with Article 8 of the Indenture) have consented to all of the amendments effected by this Supplemental Indenture in accordance with the provisions of the Indenture, and evidence of such consents has been provided by the Company to the Trustee; and

WHEREAS, the execution and delivery of this instrument has been duly authorized and all conditions and requirements necessary to make this instrument a valid and binding agreement have been duly performed and complied with.

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby mutually agree as follows:

1.
Defined Terms.  All capitalized terms used but not defined in this Supplemental Indenture shall have the meanings ascribed to such terms in the Indenture  The words “herein,” “hereof” and “hereby” and other words of similar import used in this Supplemental Indenture refer to this Supplemental Indenture as a whole and not to any particular Section hereof.

2.	Amendment.

(a)	Section 1.01 of the Indenture is hereby amended by adding the following definition in alphabetical order:

1

““Stock Repurchases” means any repurchases by the Company of its common stock pursuant to share repurchase programs approved by the board of directors of the Company in open market transactions, including plans pursuant to Rule 10b5-1 under the Exchange Act and including repurchases via tender offers, accelerated stock buyback transactions, derivatives, other structured stock buyback transactions and privately negotiated transactions.”

(b)	Section 1.01 of the Indenture is hereby amended by restating clause (c) of the definition of the term “Permitted Restricted Payments” in such Section to read as follows:

“(c) the Company pursuant to Stock Repurchases consummated on or prior to December 31, 2022; provided that the aggregate amount of Restricted Payments made pursuant to this clause (c) shall not exceed $100,000,000,”

3.
Ratification of Indenture; Supplemental Indentures Part of Indenture.  Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect.  This Supplemental Indenture shall form a part of the Indenture for all purposes, and every holder of Notes heretofore or hereafter authenticated and delivered shall be bound hereby.

4.	Governing Law. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

5.	Trustee Makes No Representation. The Trustee makes no representation as to the validity or sufficiency of this Supplemental Indenture.

6.
Counterparts.  The parties may sign any number of copies of this Supplemental Indenture.  Each signed copy shall be an original, but all of them together represent the same agreement.  Delivery by electronic transmission of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment.

7.	Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction thereof.

[Remainder of page intentionally left blank.]

2

IN WITNESS WHEREOF, the parties have caused this Supplemental Indenture to be duly executed as of the day and year first written above.

GANNETT CO., INC.

By:	/s/ Michael E. Reed
	Name:	Michael E. Reed
	Title:	President and Chief Executive Officer

[Signature Page to Fourth Supplemental Indenture]

GANNETT HOLDINGS LLC
By: GANNETT CO., INC., as its Sole Member

By:	/s/ Michael E. Reed
	Name:	Michael E. Reed
	Title:	President and Chief Executive Officer

[Signature Page to Fourth Supplemental Indenture]

EACH SUBSIDIARY GUARANTOR LISTED ON ANNEX I:

By:	/s/ Mark Maring
	Name:	Mark Maring
	Title:	As Indicated on Annex I

EACH SUBSIDIARY GUARANTOR LISTED ON ANNEX II:

By:	/s/ Michael E. Reed
	Name:	Michael E. Reed
	Title:	As Indicated on Annex II

[Signature Page to Fourth Supplemental Indenture]

AMERICAN INFLUENCER AWARDS LLC

By:	/s/ Jason Taylor
	Name:	Jason Taylor
	Title:	Manager

By:	/s/ Christopher Crellin
	Name:	Christopher Crellin
	Title:	Manager

[Signature Page to Fourth Supplemental Indenture]

GIDDYUP EVENTS, LLC MILWAUKEE MARATHON LLC ENMOTIVE COMPANY LLC

By:	/s/ Jason Taylor
	Name:	Jason Taylor
	Title:	Manager

[Signature Page to Fourth Supplemental Indenture]

GANNETT INTERNATIONAL FINANCE LLC

By:	/s/ Michael E. Reed
	Name:	Michael E. Reed
	Title:	Manager

By:	/s/ Douglas E. Horne
	Name:	Douglas E. Horne
	Title:	Manager

By:	/s/ Polly Grunfeld Sack
	Name:	Polly Grunfeld Sack
	Title:	Manager

[Signature Page to Fourth Supplemental Indenture]

EACH SUBSIDIARY GUARANTOR LISTED ON ANNEX III:

By:	/s/ Michael E. Reed
	Name:	Michael E. Reed
	Title:	As Indicated on Annex III

[Signature Page to Fourth Supplemental Indenture]

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By:	/s/ William Sicking
	Name:	William Sicking
	Title:	Vice President

[Signature Page to Fourth Supplemental Indenture]

Annex I

Exact Legal Name of Each Guarantor	Signature Block
BridgeTower Media Holding Company	Mark Maring - Senior Vice President of Finance and Treasurer
CA Alabama Holdings, Inc.	Mark Maring - Senior Vice President of Finance and Treasurer
CA Louisiana Holdings, Inc.	Mark Maring - Senior Vice President of Finance and Treasurer
CA Massachusetts Holdings, Inc.	Mark Maring - Senior Vice President of Finance and Treasurer
CA North Carolina Holdings, Inc.	Mark Maring - Senior Vice President of Finance and Treasurer
CA South Carolina Holdings, Inc.	Mark Maring - Senior Vice President of Finance and Treasurer
Copley Ohio Newspapers, Inc.	Mark Maring - Senior Vice President of Finance and Treasurer
CyberInk, LLC	GateHouse Media Pennsylvania Holdings, Inc., as its Sole Member Mark Maring - Senior Vice President of Finance and Treasurer
Daily Journal of Commerce, Inc.	Mark Maring - Senior Vice President of Finance and Treasurer
Daily Reporter Publishing Company	Mark Maring - Senior Vice President of Finance and Treasurer
DB Acquisition, Inc.	Mark Maring - Senior Vice President of Finance and Treasurer
DB Arkansas Holdings, Inc.	Mark Maring - Senior Vice President of Finance and Treasurer
DB Iowa Holdings, Inc.	Mark Maring - Senior Vice President of Finance and Treasurer
DB North Carolina Holdings, Inc.	Mark Maring - Senior Vice President of Finance and Treasurer
DB Oklahoma Holdings, Inc.	Mark Maring - Senior Vice President of Finance and Treasurer
DB Tennessee Holdings, Inc.	Mark Maring - Senior Vice President of Finance and Treasurer
DB Texas Holdings, Inc.	Mark Maring - Senior Vice President of Finance and Treasurer
DB Washington Holdings, Inc.	Mark Maring - Senior Vice President of Finance and Treasurer
Enterprise NewsMedia Holding, LLC	GateHouse Media Massachusetts II, Inc., as its Sole Member Mark Maring - Senior Vice President of Finance and Treasurer
Enterprise NewsMedia, LLC	Enterprise NewsMedia Holding, LLC, as its Sole Member By GateHouse Media Massachusetts II, Inc., its Sole Member Mark Maring - Senior Vice President of Finance and Treasurer
Enterprise Publishing Company, LLC
Enterprise NewsMedia, LLC, as its Member

By Enterprise NewsMedia Holding, LLC, its Member

By GateHouse Media Massachusetts II, Inc., its Member

Mark Maring—Senior Vice President of Finance and Treasurer

Finance and Commerce, Inc.	Mark Maring - Senior Vice President of Finance and Treasurer
GateHouse Media Alaska Holdings, Inc.	Mark Maring - Senior Vice President of Finance and Treasurer
GateHouse Media Arkansas Holdings, Inc.	Mark Maring - Senior Vice President of Finance and Treasurer
GateHouse Media California Holdings, Inc.	Mark Maring - Senior Vice President of Finance and Treasurer
GateHouse Media Colorado Holdings, Inc.	Mark Maring - Senior Vice President of Finance and Treasurer
GateHouse Media Connecticut Holdings, Inc.	Mark Maring - Senior Vice President of Finance and Treasurer

Annex I - 1

Exact Legal Name of Each Guarantor	Signature Block
GateHouse Media Corning Holdings, Inc.	Mark Maring - Senior Vice President of Finance and Treasurer
GateHouse Media Delaware Holdings, Inc.	Mark Maring - Senior Vice President of Finance and Treasurer
GateHouse Media Directories Holdings, Inc.	Mark Maring - Senior Vice President of Finance and Treasurer
GateHouse Media Freeport Holdings, Inc.	Mark Maring - Senior Vice President of Finance and Treasurer
GateHouse Media Georgia Holdings, Inc.	Mark Maring - Senior Vice President of Finance and Treasurer
GateHouse Media Illinois Holdings II, Inc.	Mark Maring - Senior Vice President of Finance and Treasurer
GateHouse Media Illinois Holdings, Inc.	Mark Maring - Senior Vice President of Finance and Treasurer
GateHouse Media Indiana Holdings, Inc.	Mark Maring - Senior Vice President of Finance and Treasurer
GateHouse Media Iowa Holdings, Inc.	Mark Maring - Senior Vice President of Finance and Treasurer
GateHouse Media Kansas Holdings II, Inc.	Mark Maring - Senior Vice President of Finance and Treasurer
GateHouse Media Kansas Holdings, Inc.	Mark Maring - Senior Vice President of Finance and Treasurer
GateHouse Media Lansing Printing, Inc.	Mark Maring - Senior Vice President of Finance and Treasurer
GateHouse Media Louisiana Holdings, Inc.	Mark Maring - Senior Vice President of Finance and Treasurer
GateHouse Media Macomb Holdings, Inc.	Mark Maring - Senior Vice President of Finance and Treasurer
GateHouse Media Management Services, Inc.	Mark Maring - Senior Vice President of Finance and Treasurer
GateHouse Media Maryland Holdings, Inc.	Mark Maring - Senior Vice President of Finance and Treasurer
GateHouse Media Massachusetts I, Inc.	Mark Maring - Senior Vice President of Finance and Treasurer
GateHouse Media Massachusetts II, Inc.	Mark Maring - Senior Vice President of Finance and Treasurer
GateHouse Media Michigan Holdings II, Inc.	Mark Maring - Senior Vice President of Finance and Treasurer
GateHouse Media Michigan Holdings, Inc.	Mark Maring - Senior Vice President of Finance and Treasurer
GateHouse Media Minnesota Holdings, Inc.	Mark Maring - Senior Vice President of Finance and Treasurer
GateHouse Media Missouri Holdings II, Inc.	Mark Maring - Senior Vice President of Finance and Treasurer
GateHouse Media Missouri Holdings, Inc.	Mark Maring - Senior Vice President of Finance and Treasurer
GateHouse Media Nebraska Holdings, Inc.	Mark Maring - Senior Vice President of Finance and Treasurer
GateHouse Media New York Holdings, Inc.	Mark Maring - Senior Vice President of Finance and Treasurer
GateHouse Media North Dakota Holdings, Inc.	Mark Maring - Senior Vice President of Finance and Treasurer
GateHouse Media Ohio Holdings II, Inc.	Mark Maring - Senior Vice President of Finance and Treasurer
GateHouse Media Ohio Holdings, Inc.	Mark Maring - Senior Vice President of Finance and Treasurer
GateHouse Media Oklahoma Holdings, Inc.	Mark Maring - Senior Vice President of Finance and Treasurer
GateHouse Media Oregon Holdings, Inc.	Mark Maring - Senior Vice President of Finance and Treasurer
GateHouse Media Pennsylvania Holdings, Inc.	Mark Maring - Senior Vice President of Finance and Treasurer
GateHouse Media South Dakota Holdings, Inc.	Mark Maring - Senior Vice President of Finance and Treasurer

Annex I - 2

Exact Legal Name of Each Guarantor	Signature Block
GateHouse Media Suburban Newspapers, Inc.	Mark Maring - Senior Vice President of Finance and Treasurer
GateHouse Media Tennessee Holdings, Inc.	Mark Maring - Senior Vice President of Finance and Treasurer
GateHouse Media Texas Holdings II, Inc.	Mark Maring - Senior Vice President of Finance and Treasurer
GateHouse Media Texas Holdings, Inc.	Mark Maring - Senior Vice President of Finance and Treasurer
GateHouse Media Virginia Holdings, Inc.	Mark Maring - Senior Vice President of Finance and Treasurer
George W. Prescott Publishing Company, LLC

Enterprise NewsMedia, LLC, as its Member

By Enterprise NewsMedia Holding, LLC, as its Sole Member

By GateHouse Media Massachusetts II, Inc., as its Sole Member

Mark Maring—Senior Vice President of Finance and Treasurer

LMG Maine Holdings, Inc.	Mark Maring - Senior Vice President of Finance and Treasurer
LMG Massachusetts, Inc.	Mark Maring - Senior Vice President of Finance and Treasurer
LMG Nantucket, Inc.	Mark Maring - Senior Vice President of Finance and Treasurer
LMG National Publishing, Inc.	Mark Maring - Senior Vice President of Finance and Treasurer
LMG Rhode Island Holdings, Inc.	Mark Maring - Senior Vice President of Finance and Treasurer
LMG Stockton, Inc.	Mark Maring - Senior Vice President of Finance and Treasurer
Local Media Group Holdings LLC	Mark Maring - Senior Vice President of Finance and Treasurer
Local Media Group, Inc.	Mark Maring - Senior Vice President of Finance and Treasurer
Loco Sports, LLC	Mark Maring - Senior Vice President of Finance and Treasurer
Low Realty, LLC
Enterprise NewsMedia, LLC, as its Sole Member

By Enterprise NewsMedia Holding, LLC, as its Sole Member

By GateHouse Media Massachusetts II, Inc., as its Sole Member

Mark Maring—Senior Vice President of Finance  and Treasurer

LRT Four Hundred, LLC
Enterprise NewsMedia, LLC, as its Sole Member

By Enterprise NewsMedia Holding, LLC, as its Sole Member

By GateHouse Media Massachusetts II, Inc., as its Sole Member

Mark Maring—Senior Vice President of Finance and Treasurer

Mineral Daily News Tribune, Inc.	Mark Maring - Senior Vice President of Finance and Treasurer
News Leader, Inc.	Mark Maring - Senior Vice President of Finance and Treasurer
Seacoast Newspapers, Inc.	Mark Maring - Senior Vice President of Finance and Treasurer
SureWest Directories	Mark Maring - Senior Vice President of Finance and Treasurer
Terry Newspapers, Inc.	Mark Maring - Senior Vice President of Finance and Treasurer
The Mail Tribune, Inc.	Mark Maring - Senior Vice President of Finance and Treasurer
The Nickel of Medford, Inc.	Mark Maring - Senior Vice President of Finance and Treasurer
The Peoria Journal Star, Inc.	Mark Maring - Senior Vice President of Finance and Treasurer
ThriveHive, Inc.	Mark Maring - Senior Vice President of Finance and Treasurer
UpCurve Cloud LLC	UpCurve, Inc Mark Maring—Senior Vice President of Finance and Treasurer
UpCurve, Inc.	Mark Maring - Senior Vice President of Finance and Treasurer
W-Systems Corp.	Mark Maring - Senior Vice President of Finance and Treasurer
Annex I - 3

Annex II

Exact Legal Name of Each Guarantor	Signature Block
Arizona News Service, LLC

Dolco Acquisition, LLC, as its Manager

By GateHouse Media Operating, LLC, as its Sole Member

By GateHouse Media Holdco, LLC, as its Sole Member

By GateHouse Media Intermediate Holdco, LLC, as its Sole Member

By GateHouse Media, LLC, as its Sole Member

By New Media Holdings II LLC, as its Sole Member

By New Media Holdings I LLC, as its Sole Member

By Gannett Media Corp., as its Sole Member

Michael E. Reed - President and Chief Executive Officer

BridgeTower Media DLN, LLC

Dolco Acquisition, LLC, as its Manager

By GateHouse Media Operating, LLC, as its Sole Member

By GateHouse Media Holdco, LLC, as its Sole Member

By GateHouse Media Intermediate Holdco, LLC, as its Sole Member

By GateHouse Media, LLC, as its Sole Member

By New Media Holdings II LLC, as its Sole Member

By New Media Holdings I LLC, as its Sole Member

By Gannett Media Corp., as its Sole Member

Michael E. Reed - President and Chief Executive Officer

BridgeTower Media, LLC

Dolco Acquisition, LLC, as its Sole Member

By GateHouse Media Operating, LLC, as its Sole Member

By GateHouse Media Holdco, LLC, as its Sole Member

By GateHouse Media Intermediate Holdco, LLC, as its Sole Member

By GateHouse Media, LLC, as its Sole Member

By New Media Holdings II LLC, as its Sole Member

By New Media Holdings I LLC, as its Sole Member

By Gannett Media Corp., as its Sole Member

Michael E. Reed - President and Chief Executive Officer

Annex II - 1

Exact Legal Name of Each Guarantor	Signature Block
CA Florida Holdings, LLC

Cummings Acquisition, LLC, as its Sole Member

By GateHouse Media Operating, LLC, as its Sole Member

By GateHouse Media Holdco, LLC, as its Sole Member

By GateHouse Media Intermediate Holdco, LLC, as its Sole Member

By GateHouse Media, LLC, as its Sole Member

By New Media Holdings II LLC, as its Sole Member

By New Media Holdings I LLC, as its Sole Member

By Gannett Media Corp., as its Sole Member

Michael E. Reed - President and Chief Executive Officer

Cummings Acquisition, LLC

GateHouse Media Operating, LLC, as its Sole Member

By GateHouse Media Holdco, LLC, as its Sole Member

By GateHouse Media Intermediate Holdco, LLC, as its Sole Member

By GateHouse Media, LLC, as its Sole Member

By New Media Holdings II LLC, as its Sole Member

By New Media Holdings I LLC, as its Sole Member

By Gannett Media Corp., as its Sole Member

Michael E. Reed - President and Chief Executive Officer

Dolco Acquisition, LLC

GateHouse Media Operating, LLC, as its Sole Member

By GateHouse Media Holdco, LLC, its Sole Member

By GateHouse Media Intermediate Holdco, LLC, as its Sole Member

By GateHouse Media, LLC, as its Sole Member

By New Media Holdings II LLC, as its Sole Member

By New Media Holdings I LLC, as its Sole Member

By Gannett Media Corp., as its Sole Member

Michael E. Reed - President and Chief Executive Officer

ENHE Acquisition, LLC

GateHouse Media Operating, LLC, as its Sole Member

By GateHouse Media Holdco, LLC, its Sole Member

By GateHouse Media Intermediate Holdco, LLC, as its Sole Member

By GateHouse Media, LLC, as its Sole Member

By New Media Holdings II LLC, as its Sole Member

By New Media Holdings I LLC, as its Sole Member

By Gannett Media Corp., as its Sole Member

Michael E. Reed - President and Chief Executive Officer

Annex II - 2

Exact Legal Name of Each Guarantor	Signature Block
Gannett Ventures LLC	New Media Ventures Group LLC, as its Sole Member By Gannett Media Corp., as its Sole Member Michael E. Reed - President and Chief Executive Officer
GateHouse Media Holdco, LLC

GateHouse Media Intermediate Holdco, LLC, as its Sole Member

By GateHouse Media, LLC, its Sole Member

By New Media Holdings II LLC, its Sole Member

By New Media Holdings I LLC, its Sole Member

By Gannett Media Corp., as its Sole Member

Michael E. Reed - President and Chief Executive Officer

GateHouse Media Intermediate Holdco, LLC

GateHouse Media, LLC, as its Member

By New Media Holdings II LLC, its Sole Member

New Media Holdings I LLC, its Sole Member

By Gannett Media Corp., as its Sole Member

Michael E. Reed - President and Chief Executive Officer

GateHouse Media Operating, LLC

GateHouse Media Holdco, LLC, as its Sole Member

By GateHouse Media Intermediate Holdco, LLC, as its Sole Member

By GateHouse Media, LLC, as its Sole Member

By New Media Holdings II LLC, its Sole Member

By New Media Holdings I LLC, its Sole Member

By Gannett Media Corp., as its Sole Member

Michael E. Reed - President and Chief Executive Officer

GateHouse Media, LLC	New Media Holdings II LLC, as its Sole Member By New Media Holdings I LLC, its Sole Member By Gannett Media Corp., as its Sole Member Michael E. Reed - President and Chief Executive Officer

Annex II - 3

Exact Legal Name of Each Guarantor	Signature Block
Idaho Business Review, LLC

Dolco Acquisition, LLC, as its Manager

By GateHouse Media Operating, LLC, as its Sole Member

By GateHouse Media Holdco, LLC, as its Sole Member

By GateHouse Media Intermediate Holdco, LLC, as its Sole Member

By GateHouse Media, LLC, as its Sole Member

By New Media Holdings II LLC, as its Sole Member

By New Media Holdings I LLC, as its Sole Member

By Gannett Media Corp., as its Sole Member

Michael E. Reed - President and Chief Executive Officer

Lawyer's Weekly, LLC

Dolco Acquisition, LLC, as its Manager

By GateHouse Media Operating, LLC, as its Sole Member

By GateHouse Media Holdco, LLC, as its Sole Member

By GateHouse Media Intermediate Holdco, LLC, as its Sole Member

By GateHouse Media, LLC, as its Sole Member

By New Media Holdings II LLC, as its Sole Member

By New Media Holdings I LLC, as its Sole Member

By Gannett Media Corp., as its Sole Member

Michael E. Reed - President and Chief Executive Officer

Liberty SMC, L.L.C.

GateHouse Media Operating, LLC

By GateHouse Media Holdco, LLC, as its Sole Member

By GateHouse Media Intermediate Holdco, LLC, as its Sole Member

By GateHouse Media, LLC, as its Sole Member

By New Media Holdings II LLC, its Sole Member

By New Media Holdings I LLC, its Sole Member

By Gannett Media Corp., as its Sole Member

Michael E. Reed - President and Chief Executive Officer

Annex II - 4

Exact Legal Name of Each Guarantor	Signature Block
Long Island Business News, LLC

Dolco Acquisition, LLC, as its Manager

By GateHouse Media Operating, LLC, as its Sole Member

By GateHouse Media Holdco, LLC, as its Sole Member

By GateHouse Media Intermediate Holdco, LLC, as its Sole Member

By GateHouse Media, LLC, as its Sole Member

By New Media Holdings II LLC, as its Sole Member

By New Media Holdings I LLC, as its Sole Member

By Gannett Media Corp., as its Sole Member

Michael E. Reed - President and Chief Executive Officer

Missouri Lawyers Media, LLC

Dolco Acquisition, LLC, as its Manager

By GateHouse Media Operating, LLC, as its Sole Member

By GateHouse Media Holdco, LLC, as its Sole Member

By GateHouse Media Intermediate Holdco, LLC, as its Sole Member

By GateHouse Media, LLC, as its Sole Member

By New Media Holdings II LLC, as its Sole Member

By New Media Holdings I LLC, as its Sole Member

By Gannett Media Corp., as its Sole Member

Michael E. Reed - President and Chief Executive Officer

New Media Holdings I LLC	Gannett Media Corp., as its Sole Member Michael E. Reed - President and Chief Executive Officer
New Media Holdings II LLC	New Media Holdings I LLC, as its Sole Member By Gannett Media Corp., as its Sole Member Michael E. Reed - President and Chief Executive Officer
New Media Ventures Group LLC	Gannett Media Corp., as its Sole Member Michael E. Reed - President and Chief Executive Officer

Annex II - 5

Exact Legal Name of Each Guarantor	Signature Block
New Orleans Publishing Group, L.L.C.

Dolco Acquisition, LLC, as its Manager

By GateHouse Media Operating, LLC, as its Sole Member

By GateHouse Media Holdco, LLC, as its Sole Member

By GateHouse Media Intermediate Holdco, LLC, as its Sole Member

By GateHouse Media, LLC, as its Sole Member

By New Media Holdings II LLC, as its Sole Member

By New Media Holdings I LLC, as its Sole Member

By Gannett Media Corp., as its Sole Member

Michael E. Reed - President and Chief Executive Officer

NOPG, L.L.C.

New Orleans Publishing Group, L.L.C., as its Manager

By Dolco Acquisition, LLC, as its Manager

By GateHouse Media Operating, LLC, as its Sole Member

By GateHouse Media Holdco, LLC, as its Sole Member

By GateHouse Media Intermediate Holdco, LLC, as its Sole Member

By GateHouse Media, LLC, as its Sole Member

By New Media Holdings II LLC, as its Sole Member

By New Media Holdings I LLC, as its Sole Member

By Gannett Media Corp., as its Sole Member

Michael E. Reed - President and Chief Executive Officer

Ventures Endurance, LLC	Gannett Ventures LLC, as its Manager By New Media Ventures Group LLC, as its Sole Member By Gannett Media Corp., as its Sole Member Michael E. Reed - President and Chief Executive Officer
Ventures Endurance Events, LLC

Ventures Endurance, LLC, as its Sole Member

By Gannett Ventures LLC, as its Manager

By New Media Ventures Group LLC, as its Sole Member

By Gannett Media Corp., as its Sole Member

Michael E. Reed - President and Chief Executive Officer

Annex II - 6

Exact Legal Name of Each Guarantor	Signature Block
The Daily Record Company, LLC

Dolco Acquisition, LLC, as its Manager

By GateHouse Media Operating, LLC, as its Sole Member

By GateHouse Media Holdco, LLC, as its Sole Member

By GateHouse Media Intermediate Holdco, LLC, as its Sole Member

By GateHouse Media, LLC, as its Sole Member

By New Media Holdings II LLC, as its Sole Member

By New Media Holdings I LLC, as its Sole Member

By Gannett Media Corp., as its Sole Member

Michael E. Reed - President and Chief Executive Officer

The Journal Record Publishing Co., LLC

Dolco Acquisition, LLC, as its Manager

By GateHouse Media Operating, LLC, as its Sole Member

By GateHouse Media Holdco, LLC, as its Sole Member

By GateHouse Media Intermediate Holdco, LLC, as its Sole Member

By GateHouse Media, LLC, as its Sole Member

By New Media Holdings II LLC, as its Sole Member

By New Media Holdings I LLC, as its Sole Member

By Gannett Media Corp., as its Sole Member

Michael E. Reed - President and Chief Executive Officer

The NWS Company, LLC

Dolco Acquisition, LLC, as its Manager

By GateHouse Media Operating, LLC, as its Sole Member

By GateHouse Media Holdco, LLC, as its Sole Member

By GateHouse Media Intermediate Holdco, LLC, as its Sole Member

By GateHouse Media, LLC, as its Sole Member

By New Media Holdings II LLC, as its Sole Member

By New Media Holdings I LLC, as its Sole Member

By Gannett Media Corp., as its Sole Member

Michael E. Reed - President and Chief Executive Officer

Annex II - 7

Annex III

Exact Legal Name of Each Guarantor	Signature Block
Action Advertising, Inc.	Michael E. Reed - President and Chief Executive Officer
Alexandria Newspapers, Inc.	Michael E. Reed - President and Chief Executive Officer
Baxter County Newspapers, Inc.	Michael E. Reed - President and Chief Executive Officer
Bizzy, Inc.	Michael E. Reed - President and Chief Executive Officer
Boat Spinco, Inc.	Michael E. Reed - President and Chief Executive Officer
Citizen Publishing Company	Michael E. Reed - President and Chief Executive Officer
DealOn, LLC	ReachLocal,Inc., as its Sole Member Michael E. Reed – President and Chief Executive Officer
Des Moines Press Citizen LLC	Des Moines Register and Tribune Company, as its Sole Member Michael E. Reed – President and Chief Executive Officer
Des Moines Register and Tribune Company	Michael E. Reed - President and Chief Executive Officer
Desert Sun Publishing, LLC

Gannett Media Services, LLC, as its Sole Member

By Gannett Media Corp., as its Sole Member

o   Michael E. Reed – President and Chief Executive Officer

By The Desert Sun Publishing Co., as its Member

o   Michael E. Reed – President and Chief Executive Officer

By Gannett Satellite Information Network, LLC, as its Member

o   By Gannett Media Corp., as its Sole Member

■   Michael E. Reed – President and Chief Executive Officer

By Gannett International Communications, Inc., as its Member

o   Michael E. Reed – President and Chief Executive Officer

Desk Spinco, Inc.	Michael E. Reed - President and Chief Executive Officer
Detroit Free Press, Inc.	Michael E. Reed - President and Chief Executive Officer
DiGiCol, Inc.	Michael E. Reed - President and Chief Executive Officer
Evansville Courier Company, Inc.	Michael E. Reed - President and Chief Executive Officer
Federated Publications, Inc.	Michael E. Reed - President and Chief Executive Officer
FoodBlogs, LLC	Grateful Media, LLC By Gannett Satellite Information Network, LLC, as its Sole Member By Gannett Media Corp., as its Sole Member Michael E. Reed – President and Chief Executive Officer
Gannett GP Media, Inc.	Michael E. Reed - President and Chief Executive Officer
Gannett International Communications, Inc.	Michael E. Reed - President and Chief Executive Officer
Gannett Media Corp.	Michael E. Reed – President and Chief Executive Officer

Annex III - 1

Exact Legal Name of Each Guarantor	Signature Block
Gannett Media Services, LLC

Gannett Media Corp., as its Member

Michael E. Reed – President and Chief Executive Officer

The Desert Sun Publishing Co., as its Member

Michael E. Reed – President and Chief Executive Officer

Gannett Satellite Information Network, LLC, as its Member

By Gannett Media Corp., as its Sole Member

o   Michael E. Reed – President and Chief Executive Officer

Gannett International Communications, Inc., as its Member

Michael E. Reed – President and Chief Executive Officer

Gannett MHC Media, Inc.	Michael E. Reed - President and Chief Executive Officer
Gannett Missouri Publishing, Inc.	Michael E. Reed - President and Chief Executive Officer
Gannett Publishing Services, LLC	Gannett Satellite Information Network, LLC, as its Managing Member By Gannett Media Corp., as its Sole Member Michael E. Reed – President and Chief Executive Officer
Gannett Retail Advertising Group, Inc.	Michael E. Reed - President and Chief Executive Officer
Gannett River States Publishing Corporation	Michael E. Reed - President and Chief Executive Officer
Gannett Satellite Information Network, LLC	Gannett Media Corp., as its Sole Member Michael E. Reed – President and Chief Executive Officer
Gannett Supply Corporation	Michael E. Reed - President and Chief Executive Officer
Gannett UK Media, LLC	Gannett Media Corp., as its Sole Member Michael E. Reed – President and Chief Executive Officer
Gannett Vermont Publishing, Inc.	Michael E. Reed - President and Chief Executive Officer
GCCC, LLC	Gannett Missouri Publishing, Inc., as its Sole Member Michael E. Reed – President and Chief Executive Officer
GCOE, LLC	Gannett Satellite Information Network, LLC, as its Managing Member By Gannett Media Corp., as its Sole Member Michael E. Reed – President and Chief Executive Officer
GFHC, LLC	Gannett Media Corp., as its Sole Member Michael E. Reed – President and Chief Executive Officer
GNSS LLC	Gannett Media Corp., as its Sole Member Michael E. Reed – President and Chief Executive Officer
Grateful Media, LLC	Gannett Satellite Information Network, LLC, as its Sole Member By Gannett Media Corp., as its Sole Member Michael E. Reed – President and Chief Executive Officer

Annex III - 2

Exact Legal Name of Each Guarantor	Signature Block
Imagn Content Services, LLC

USA Today Sports Media Group, LLC, as its Sole Member

By Gannett Satellite Information Network, LLC, as its Managing Member

By Gannett Media Corp., as its Sole Member

Michael E. Reed – President and Chief Executive Officer

Journal Community Publishing Group, Inc.	Michael E. Reed - President and Chief Executive Officer
Journal Media Group, Inc.	Michael E. Reed - President and Chief Executive Officer
Journal Sentinel Inc.	Michael E. Reed - President and Chief Executive Officer
Kickserv, LLC	Michael E. Reed - President and Chief Executive Officer
LOCALiQ LLC	Gannett Media Corp., as its Sole Member Michael E. Reed – President and Chief Executive Officer
Memphis Publishing Company	Michael E. Reed - President and Chief Executive Officer
Multimedia, Inc.	Michael E. Reed - President and Chief Executive Officer
Phoenix Newspapers, Inc.	Michael E. Reed - President and Chief Executive Officer
Press-Citizen Company, Inc.	Michael E. Reed - President and Chief Executive Officer
ReachLocal Canada, Inc.	Michael E. Reed - President and Chief Executive Officer
ReachLocal DP, Inc.	Michael E. Reed - President and Chief Executive Officer
ReachLocal International GP LLC	ReachLocal International, Inc. Michael E. Reed – President and Chief Executive Officer
ReachLocal International, Inc.	Michael E. Reed - President and Chief Executive Officer
ReachLocal, Inc.	Michael E. Reed - President and Chief Executive Officer
Reno Newspapers, Inc.	Michael E. Reed - President and Chief Executive Officer
Salinas Newspapers LLC

Gannett Media Services, LLC, as its Sole Member

By Gannett Media Corp., as its Sole Member

o   Michael E. Reed – President and Chief Executive Officer

By The Desert Sun Publishing Co., as its Member

o   Michael E. Reed – President and Chief Executive Officer

By Gannett Satellite Information Network, LLC, as its Member

o   By Gannett Media Corp., as its Sole Member

■  Michael E. Reed – President and Chief Executive Officer

By Gannett International Communications, Inc., as its Member

o   Michael E. Reed – President and Chief Executive Officer

Scripps NP Operating, LLC	Desk Spinco, Inc., as its Sole Member Michael E. Reed – President and Chief Executive Officer
Sedona Publishing Company, Inc.	Michael E. Reed - President and Chief Executive Officer

Annex III - 3

Exact Legal Name of Each Guarantor	Signature Block
Texas-New Mexico Newspapers, LLC
Texas-New Mexico Newspapers, LLC, as its Manager
By The Sun Company of San Bernardino, California LLC, as its Managing Member
By Gannett Media Services, LLC, as its Sole Member
By Gannett Media Corp., as its Sole Member
Michael E. Reed – President and Chief Executive Officer

Thanksgiving Ventures, LLC	Grateful Media, LLC By Gannett Satellite Information Network, LLC, as its Sole Member By Gannett Media Corp., as its Sole Member Michael E. Reed – President and Chief Executive Officer
The Advertiser Company	Michael E. Reed - President and Chief Executive Officer
The Courier-Journal, Inc.	Michael E. Reed - President and Chief Executive Officer
The Desert Sun Publishing Co.	Michael E. Reed - President and Chief Executive Officer
The Sun Company of San Bernardino, California LLC

Gannett Media Services, LLC, as its Sole Member

●   By Gannett Media Corp., as its Sole Member

o   Michael E. Reed – President and Chief Executive Officer

●   By The Desert Sun Publishing Co., as its Member

o   Michael E. Reed – President and Chief Executive Officer

●   By Gannett Satellite Information Network, LLC, as its Member

o   By Gannett Media Corp., as its Sole Member

■  Michael E. Reed – President and Chief Executive Officer

●   By Gannett International Communications, Inc., as its Member

o   Michael E. Reed – President and Chief Executive Officer

The Times Herald Company	Michael E. Reed - President and Chief Executive Officer
USA Today Sports Media Group, LLC	Gannett Satellite Information Network, LLC, as its Managing Member By Gannett Media Corp., as its Sole Member Michael E. Reed – President and Chief Executive Officer

Annex III - 4

Exact Legal Name of Each Guarantor	Signature Block
Visalia Newspapers LLC

Gannett Media Services, LLC, as its Sole Member

●   By Gannett Media Corp., as its Sole Member

o   Michael E. Reed – President and Chief Executive Officer

●   By The Desert Sun Publishing Co., as its Member

o   Michael E. Reed – President and Chief Executive Officer

●   By Gannett Satellite Information Network, LLC, as its Member

o   By Gannett Media Corp., as its Sole Member

■   Michael E. Reed – President and Chief Executive Officer

●          By Gannett International Communications, Inc., as its Member

o          Michael E. Reed – President and Chief Executive Officer

Wordstream, Inc.	Michael E. Reed - President and Chief Executive Officer
x.com, Inc.	Michael E. Reed - President and Chief Executive Officer
York Daily Record-York Sunday News LLC	Michael E. Reed - President and Chief Executive Officer
York Dispatch LLC	Michael E. Reed - President and Chief Executive Officer
York Newspaper Company

By York Newspapers Holdings, L.P., as its General Partner

By York Partnership Holdings, LLC, as its General Partner

By Texas-New Mexico Newspapers, LLC, as its Managing Member

By The Sun Company of San Bernardino, California LLC, as its Managing Member

By Gannett Media Services, LLC, as its Sole Member

By Gannett Media Corp., as its Sole Member

Michael E. Reed – President and Chief Executive Officer

By York Partnership Holdings, LLC, as its General Partner

By Texas-New Mexico Newspapers, LLC, as its Managing Member

By The Sun Company of San Bernardino, California LLC, as its Managing Member

By Gannett Media Services, LLC, as its Sole Member

By Gannett Media Corp., as its Sole Member

Michael E. Reed – President and Chief Executive Officer

York Newspapers Holdings, L.P.

York Partnership Holdings, LLC, as its General Partner

By Texas-New Mexico Newspapers, LLC, as its Managing Member

By The Sun Company of San Bernardino, California LLC, as its Managing Member

By Gannett Media Services, LLC, as its Sole Member

By Gannett Media Corp., as its Sole Member

Michael E. Reed – President and Chief Executive Officer

Annex III - 5

Exact Legal Name of Each Guarantor	Signature Block
York Newspapers Holdings, LLC

York Newspapers Holdings, L.P., as its Sole Member

By York Partnership Holdings, LLC, as its General Partner

By Texas-New Mexico Newspapers, LLC, as its Managing Member

By The Sun Company of San Bernardino, California LLC, as its Managing Member

By Gannett Media Services, LLC, as its Sole Member

By Gannett Media Corp., as its Sole Member

Michael E. Reed – President and Chief Executive Officer

York Partnership Holdings, LLC

Texas-New Mexico Newspapers, LLC, as its Manager

By The Sun Company of San Bernardino, California LLC, as its Managing Member

By Gannett Media Services, LLC, as its Sole Member

By Gannett Media Corp., as its Sole Member

Michael E. Reed – President and Chief Executive Officer

Annex III - 6